UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 10, 2023

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2022, the Company announced the Stock Purchase Agreement (“Agreement”) under which the Company acquired a 50.10% equity interest in New Star Capital Trading Ltd., a British Virgin Island company (“New Star”) and its operating subsidiary NSFX Ltd (“NSFX”). NSFX is an online trading brokerage firm regulated by the Malta Financial Services Authority (MFSA). The Company will assume a business acquisition loan liability of $350,000 to purchase the controlling interest in NSFX. The Company amended the Agreement to February 28, 2023, but not later than June 30, 2023, to comply with the BVI Companies Act requirement for the change of ownership. The Company expects to consolidate the fair value of NSFX’s assets and liabilities on or after February 28, 2023.

NSFX has furnished the Company with its audited balance sheet for the fiscal year ending November 30, 2021, and 2020 (the “Balance Sheet Date”). NSFX provided the related audited statements of operations, stockholders’ equity, and cash flows for the fiscal years ending November 30, 2021, and 2020. NSFX has no liabilities other than (i) liabilities reflected in the financial statements and (ii) liabilities incurred in the ordinary course of business since the balance sheet date. PricewaterhouseCoopers (PwC) is the auditor of NSFX.

NSFX is authorized to deal with its account (market maker) as a Category 3 licensed entity by the MFSA, receive and transmit orders for retail and professional clients, and hold and control clients’ money and assets. NSFX trading platform services in the English, French, German, Italian, and Arabic-speaking markets, whereby customers can trade in currency, commodity, equity, and cryptocurrency-linked derivatives in real time.

The Company has provided technical support and brokerage consulting to all NSFX trading infrastructure since August 2016.

The foregoing description of the Sales Purchase Agreement with NSFX does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 10, 2023, the Company issued a press release announcing NSFX’s acquisition date amendment. We have furnished a copy of the press release as Exhibit 99.1 hereto, which is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Stock Purchase Agreement dated February 28, 2023.

99.1	Press release dated April 10, 2023.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

April 11, 2023	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)

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